                                                                EXHIBIT 99(d)(2)


                   Auction Market Preferred Stock, Series A

     NUMBER 1                                                        SHARES
                                                                -----
                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     INCORPORATED UNDER THE LAWS                            SEE REVERSE FOR
     OF THE STATE OF MARYLAND                               CERTAIN DEFINITIONS

     THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY       CUSIP #
                                                                   --------

     THIS CERTIFIES THAT

                              CEDE & CO.

     IS THE OWNER OF
                     --------------------------------

     FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     IN WITNESS WHEREOF, MUNIHOLDINGS INSURED FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

     Dated:
                 ------------

     Countersigned and Registered:

     IBJ SCHRODER BANK & TRUST COMPANY
     (New York)     Transfer Agent                      -----------------

     By:
         ------------------------------                 -----------------
          Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                   UNIF GIFT MIN ACT--       Custodian
TEN ENT--as tenants by the entireties                              ------           ------
JT TEN-- as joint tenants with right                               (Cust)           (Minor)
         of survivorship and not as tenants     under Uniform Gifts to Minors Act
         in common                                                                  ------
                                                                                   (State)

    Additional abbreviations also may be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                    -------------------

Please insert social securities or other identifying number of assignee

[                                   ]


--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney to
---------------------------------------------------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ---------------

                    ------------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.

                    Auction Market Preferred Stock, Series B

     NUMBER 1                                                   SHARES
                                                           -----

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
     OF THE STATE OF MARYLAND                           CERTAIN DEFINITIONS

     THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY   CUSIP #
                                                               ---------

     THIS CERTIFIES THAT

                              CEDE & CO.

     IS THE OWNER OF
                     ---------------------------------

     FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     IN WITNESS WHEREOF, MUNIHOLDINGS INSURED FUND, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

     Dated:
             --------

     Countersigned and Registered:

     IBJ SCHRODER BANK & TRUST COMPANY
     (New York)     Transfer Agent                      -------------------

     By:
        -------------------------------                 -------------------
          Authorized Signature

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                 MUNIHOLDINGS CALIFORNIA INSURED FUND III, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                   UNIF GIFT MIN ACT--       Custodian
TEN ENT--as tenants by the entireties                              ------           ------
JT TEN-- as joint tenants with right                               (Cust)           (Minor)
         of survivorship and not as tenants     under Uniform Gifts to Minors Act
         in common                                                                  ------
                                                                                   (State)


    Additional abbreviations also may be used though not in the above list.

For value received,                         hereby sell, assign and transfer
unto                -----------------------

Please insert social securities or other identifying number of assignee

[                                   ]

--------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                     Attorney to
---------------------------------------------------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      ------------------------

                    ------------------------------------------------------------
          NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatsoever.